Exhibit 99.2

Armada Hoffler Properties, Inc.

First Quarter 2014 Supplemental Information

ARMADA HOFFLER

PROPERTIES

Table of Contents

Forward Looking Statements 3

Corporate Profile 4

First Quarter Results and Financial Summary 5

Highlights 6

2014 Outlook 7

Summary Information 8

Summary Balance Sheet 9

Summary Income Statement 10

Core FFO & AFFO 11

Summary of Outstanding Debt 12

Debt to Core EBITDA 13

Debt Information 14

Portfolio Summary & Business Segment Overview 15

Stabilized Portfolio Summary 16

Stabilized Portfolio Summary Footnotes 17

Development Pipeline 18

Construction Business Summary 19

Operating Results & Property-Type Segment Analysis 20

Same Store NOI by Segment 21

Top 10 Tenants by Annual Base Rent 22

Office Lease Summary 23

Retail Lease Summary 25

Historical Occupancy 27

Appendix - Understanding AHH 29

Corporate Overview 30

Differentiation Provides Value Creation 31

Business Segmentation Overview 32

Components of NAV 33

Stabilized Portfolio 34

Identified & Next Generation Pipeline 35

3rd Party Construction 36

Net Asset Value Component Data 37

Appendix - Definitions & Reconciliations 38

Definitions 39

Reconciliations 43

ARMADA HOFFLER

PROPERTIES

Forward Looking Statement

This Supplemental Information should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, and the unaudited consolidated financial statements appearing in our press release dated May 13, 2014, which has been furnished as Exhibit 99.1 to our Form 8-K filed on May 13, 2014. The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, core funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange

Commission (the “SEC), and the documents subsequently filed by us from time to time with the SEC.

ARMADA HOFFLER

PROPERTIES

Corporate Profile

Corporate Information

Armada Hoffler Properties, Inc. (NYSE: AHH) is a full service real estate investment trust company that develops, builds, owns and manages institutional grade office, retail and multifamily properties in the Mid-Atlantic U.S. The Company also provides general construction and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions of the U.S. Armada Hoffler Properties was founded in 1979 and is headquartered in Virginia Beach, VA.

Management & Board

Board of Directors	
Daniel A. Hoffler	Executive Chairman of the Board
A. Russell Kirk	Vice Chairman of the Board
Louis S. Haddad	Director
John W. Snow	Lead Independent Director
George F. Allen	Independent Director
James A. Carroll	Independent Director
James C. Cherry	Independent Director
Joseph W. Prueher	Independent Director

Corporate Officers	
Louis S. Haddad	President and Chief Executive Officer
Anthony P. Nero	President of Development
Shelly R. Hampton	President of Asset Management
Eric E. Apperson	President of Construction
Michael P. O'Hara	Chief Financial Officer and Treasurer
Eric L. Smith	Vice President of Operations and Secretary

Analyst Coverage

Janney, Montgomery, & Scott LLC	Raymond James & Associates	Robert W. Baird & Co.	Stifel, Nicolaus & Company, Inc.	Wunderlich Securities
Michael Gorman	Richard Mulligan	David Rodgers	John Guinee	Craig Kucera
(215) 665-6224	(727) 567-2660	(216) 737-7341	(443) 224-1307	(540) 277-3366
mgorman@janney.com	rj.milligan@raymondjames.com	drodgers@rwbaird.com	jwguinee@stifel.com	ckucera@wundernet.com

Investor Relations Contact

Julie Loftus Trudell
Vice President of Investor Relations
(757) 366-6692
Jtrudell@armadahoffler.com

ARMADA HOFFLER PROPERTIES
4

First Quarter Results and Financial Summary

ARMADA HOFFLER

PROPERTIES

Highlights

Financial

Funds From Operations (“FFO”) of $6.5 million, or $0.20 per diluted share.

Core FFO of $7.1 million, or $0.22 per diluted share.

Occupancy increased slightly to 94.5%, compared to 94.4% as of December 31, 2013.

Cash dividend of $0.16 per share payable on July 10, 2014 to stockholders of record on July 1, 2014.

Core debt to annualized Core EBITDA - 6.9x

Weighted average interest rate of 3.6% and average loan term to maturity of 9.7 years

Approximately 46% of debt was fixed as of March 31st but taking into account LIBOR interest rates caps approximately 83% of debt was fixed or hedged.

Operational

Eleven properties under development including 675,000 square feet of office and retail space and 686 multifamily units.

$165.9 million of new construction contract work, including the Harbor Point project in Baltimore, Maryland, and $193.3 million of backlog.

Anthropologie will be opening a 9,000 square foot store at the Town Center of Virginia Beach in the fourth quarter of 2014.

Today, the Company announced two new development projects, both with the Commonwealth of Virginia, for a total of 47,000 square feet. Both properties will be 100% leased for 12 years starting in early 2015.

In April, the Company announced Lightfoot

Marketplace, a new shopping center in Williamsburg, Virginia that will be anchored by Harris Teeter on a 20-year lease.

ARMADA HOFFLER

PROPERTIES

2014 Outlook

Total Core FFO (excluding the impact from non-stabilized projects)

Non-stabilized projects - negative impact to FFO (excluded from Core FFO)

General & administrative expense

Third party construction company annual segment gross profit

Current Parameters As of May 13, 2014

In-line with full-year 2013 FFO

Approximately $1.5 million

Approximately $7.8 million

Approximately $4.0 million

Previous Parameters As of February 20, 2014

In-line with full-year 2013 FFO

Approximately $1.5 million

Approximately $7.8 million

Approximately $4.0 million

ARMADA HOFFLER

PROPERTIES

Summary Information

$ in thousands, except per share

Market Capitalization

3/31/2014

% of Total Equity

Total Market Capitalization

Market Data

Total Common Shares Outstanding 58% 19,254,365

Operating Partnership (“OP”) Units Outstanding 42% 13,785,017

Common shares and OP units outstanding 100% 33,039,382

Market price per common share $10.04

Equity market capitalization $331,715

Total debt 317,271

Total market capitalization $648,986

Less: cash (16,198)

Total enterprise value $632,788

Stable Portfolio Metrics

3/31/2014

Rentable square feet or number of units:

Office 950,370

Retail 1,092,311

Multifamily (1) 626

Occupancy:

Office (2) 95.4%

Retail (2) 93.4%

Multifamily(1)(3) 94.2%

Weighted Average (4) 94.5%

Key Financials

Three months ended

Financial Information: 3/31/2014

Rental revenues $15,193

General contracting and real estate services revenues 19,234

Rental properties Net Operating Income (NOI) 9,874

General contracting and real estate services gross profit 1,249

Net income 2,506

Funds From Operations (FFO) 6,475

FFO per diluted share $0.20

Core FFO 7,065

Core FFO per diluted share $0.22

Weighted Average Shares/Units Outstanding 32,824,399

Debt Metrics

Three months ended

3/31/2014

Key Metrics

Core debt/enterprise value 42.5%

Fixed charge coverage ratio

Core EBITDA $9,686

Interest 2,565

Principal 714

Total Fixed Charges 3,279

Fixed charge coverage ratio 2.95x

Core Debt/Annualized Core EBITDA 6.9x

(1) Excludes Liberty Apartments

(2) Office and retail occupancy based on leased square feet as a % of respective total

(3) Multifamily occupancy based on occupied units as a % of respective total

(4) Total occupancy weighted by annualized base rent

ARMADA HOFFLER

PROPERTIES

Summary Balance Sheet

$ in thousands

As of

3/31/2014

12/31/2013

Assets (Unaudited)

Real estate investments:

Income producing property $434,281 $406,239

Construction in progress 78,536 56,737

512,817 462,976

Accumulated depreciation (108,706) (105,228)

Net real estate investments 404,111 357,748

Cash and cash equivalents 13,444 18,882

Restricted cash 2,754 2,160

Accounts receivable, net 18,884 18,272

Construction receivables, including retentions 12,736 12,633

Costs and estimated earnings in excess of billings 1,184 1,178

Other assets 25,799 24,409

Total Assets $478,912 $435,282

Liabilities and Equity

Indebtedness $317,271 $277,745

Accounts payable and accrued liabilities 7,158 6,463

Construction payables, including retentions 27,047 28,139

Billings in excess of costs and estimated earnings 1,134 1,541

Other liabilities 16,264 15,873

Total Liabilities 368,874 329,761

Total Equity 110,038 105,521

Total Liabilities and Equity $478,912 $435,282

ARMADA HOFFLER

PROPERTIES

Summary Income Statement

$ in thousands

Three months ended

3/31/2014 3/31/2013

Revenues (Unaudited)

Rental revenues $15,193 $13,398

General contracting and real estate services 19,234 17,956

Total Revenues 34,427 31,354

Expenses

Rental expenses 3,976 3,229

Real estate taxes 1,343 1,212

General contracting and real estate services 17,985 17,458

Depreciation and amortization 3,969 3,159

General and administrative 2,046 717

Total Expenses 29,319 25,775

Operating Income 5,108 5,579

Interest expense (2,565) (3,915)

Other income 112 267

Income before taxes 2,655 1,931

Income tax provision (149) -

Net income $2,506 $1,931

ARMADA HOFFLER

PROPERTIES

Core FFO & AFFO

$ in thousands, except per share

Three months ended

3/31/2014

(Unaudited)

Net income $2,506

Depreciation and amortization 3,969

FFO 6,475

Core FFO

Adjustments

Loss on extinguishment of debt -

Non-cash stock compensation 329

Impairment charges -

Loan modifications -

Non-Stabilized development pipeline adjustments 261

Core FFO 7,065

Core FFO per weighted average share $0.22

AFFO

Adjustments

Non-Stabilized development pipeline adjustments (261)

Tenant improvements, leasing commissions (1) (209)

Leasing incentives -

Property related capital expenditures (219)

Non cash interest expense 133

GAAP Adjustments

Net effect of straight-line rents (389)

Amortization of lease incentives and above (below) market rents 160

Derivative (income) losses (93)

AFFO $6,187

AFFO per weighted average share $0.19

(1) Excludes tenant improvements and leasing commissions on first generation rental space.

ARMADA HOFFLER

PROPERTIES

Summary of Outstanding Debt

$ in thousands

Debt	Amount Outstanding	Interest Rate [1]	Effective Rate as of March 31, 2014	Maturity Date	Balance at Maturity
Virginia Beach Town Center					
249 Central Park Retail	$15,765	5.99%		September 8, 2016	$15,084
South Retail	6,955	5.99%		September 8, 2016	6,655
Studio 56 Retail	2,672	3.75%		May 7, 2015	2,592
Commerce Street Retail	5,597	LIBOR +2.25%	2.41%	October 31, 2018	5,264
Fountain Plaza Retail	7,883	5.99%		September 8, 2016	7,542
Dick's at Town Center	8,292	LIBOR+2.75%	2.91%	October 31, 2017	7,889
The Cosmopolitan	47,577	3.75%		July 1, 2051	-
Diversified Portfolio					
Oyster Point	6,418	5.41%		December 1, 2015	6,089
Broad Creek Shopping Center					
Note 1	4,490	LIBOR +2.25%	2.41%	October 31, 2018	4,223
Note 2	8,244	LIBOR +2.25%	2.41%	October 31, 2018	7,752
Note 3	3,451	LIBOR +2.25%	2.41%	October 31, 2018	3,246
Hanbury Village					
Note 1	21,388	6.67%		October 11, 2017	20,499
Note 2	4,142	LIBOR +2.25%	2.41%	October 31, 2018	3,777
Harrisonburg Regal	3,797	6.06%		June 8, 2017	3,165
North Point Center					
Note 1	10,277	6.45%		February 5, 2019	9,333
Note 2	2,817	7.25%		September 15, 2025	1,344
Note 4	1,024	5.59%		December 1, 2014	1,007
Note 5	700	LIBOR+2.00%	3.57% [2]	February 1, 2017	641
Tyre Neck Harris Teeter	2,471	LIBOR +2.25%	2.41%	October 31, 2018	2,235
Smith's Landing	24,714	LIBOR+2.15%	2.31%	January 31, 2017	23,793
	188,674				132,130
Credit Facility	80,000	LIBOR + 1.60% - 2.20%	1.90%	May 13, 2016	80,000
Total including Credit Facility	$268,674				$212,130
Development Pipeline					
4525 Main Street	17,483	LIBOR+1.95%	2.11%	January 30, 2017	17,483
Encore Apartments	9,279	LIBOR+1.95%	2.11%	January 30, 2017	9,279
Whetstone Apartments	1,425	LIBOR+1.90%	2.06%	October 8, 2016	1,425
Sandbridge Commons	3,437	LIBOR+1.85%	2.01%	January 17, 2018	3,437
Liberty Apartments	18,456 [3]	5.66%		November 1, 2043	-
Oceaneering	-	LIBOR+1.75%	1.91%	February 28, 2018	-
Total Notes Payable - Development Pipeline	50,080				31,624
Unamortized fair value adjustments	(1,483)				
Total Notes Payable	$317,271				$243,754

Weighted Average Fixed Interest Rate	5.3%
Weighted Average Variable Interest Rate	2.1%
Total Weighted Average Interest Rate	3.6%
Variable Interest Rate as a % of Total (excluding interest rate caps)	54.1%
Weighted Average Maturity (years)	9.7

	1Q 2014
Capitalized Interest	$616

ARMADA HOFFLER PROPERTIES

(1) LIBOR rate is determined by individual lenders.
(2) Subject to an interest rate swap lock.
(3) Principal balance excluding any fair value adjustment recognized upon acquisition.

12

Core Debt to Core EBITDA

$ in thousands

Three months ended 3/31/2014

(Unaudited)

Net Income $2,506

Excluding:

Interest Expense 2,565

Income Tax 149

Depreciation and amortization 3,969

EBITDA 9,189

Additional Adjustments:

Non-recurring or extraordinary (gains) losses -

Early extinguishment of debt -

Derivative (income) losses (93)

Non-cash stock compensation 329

Development Pipeline 261

Total Other Adjustments 497

Core EBITDA 9,686

Annualized Core EBITDA $38,744

3/31/2014

(Unaudited)

Total Debt $317,271

Excluding:

Development Pipeline Unstabilized Debt (48,597)

Core Debt $268,674

Core Debt/Annualized Core EBITDA 6.9x

ARMADA HOFFLER

PROPERTIES

Debt Information

$ in thousands

Debt Maturity as of 3/31/2014

$120,000

$100,000

$80,000

($ in thousands)

$60,000

$40,000

$20,000

$0

2014 2015 2016 2017 2018 and thereafter

Interest Rate Cap Agreements At or Below 1.50%

Effective Date

Maturity Date

Strike Rate

Notional Amount

May 31, 2012 May 29, 2015 1.09% $9,068

September 1, 2013 March 1, 2016 1.50% 40,000

October 4, 2013 April 1, 2016 1.50% 18,500

March 14, 2014 March 1, 2017 1.25% 50,000

Total Interest Rate Caps at or Below 11.50% $117,568

Fixed Debt Outstanding 145,729

Total Fixed Interest Rate Debt (including caps) $263,297

Fixed Interest Rate Debt as a % of Total 83%

ARMADA HOFFLER

PROPERTIES

Portfolio Summary & Business

Segmentation Overview

ARMADA HOFFLER

PROPERTIES

Stabilized Portfolio Summary

As of 3/31/2014

Property	Location	Year Built	Net Rentable Square Feet[1]	% Leased[2]	Annualized Base Rent[3]	Annualized Base Rent per Leased Sq. Ft.[3]	Average Net Effective Annual Base Rent per Leased Sq. Ft.[4]
Office Properties							
Armada Hoffler Tower[5]	Virginia Beach, VA	2002	324,348	98.2%	$8,605,343	$27.01	$26.51
One Columbus	Virginia Beach, VA	1984	129,424	97.4%	2,938,383	23.30	23.62
Two Columbus	Virginia Beach, VA	2009	109,215	90.7%	2,509,410	25.33	27.01
Virginia Natural Gas[6]	Virginia Beach, VA	2010	31,000	100.0%	568,230	18.33	20.17
Richmond Tower	Richmond, VA	2010	206,969	98.0%	7,376,131	36.37	41.88
Oyster Point	Newport News, VA	1989	100,214	79.8%	1,742,296	21.78	21.27
Sentara Williamsburg[6]	Williamsburg, VA	2008	49,200	100.0%	1,006,140	20.45	20.50
Subtotal / Weighted Average Office Portfolio[7]			**950,370**	**95.4%**	**$24,745,933**	**$27.29**	**$28.60**
Retail Properties Not Subject to Ground Lease							
Bermuda Crossroads	Chester, VA	2001	111,566	94.0%	1,409,089	13.44	13.63
Broad Creek Shopping Center	Norfolk, VA	1997-2001	227,691	96.8%	3,074,931	13.95	12.75
Courthouse 7-Eleven	Virginia Beach, VA	2011	3,177	100.0%	125,000	39.35	43.81
Gainsborough Square	Chesapeake, VA	1999	88,862	96.5%	1,353,202	15.77	15.97
Hanbury Village	Chesapeake, VA	2006-2009	61,049	86.4%	1,296,542	24.59	24.41
North Point Center	Durham, NC	1998-2009	215,690	92.1%	2,348,731	11.82	11.63
Parkway Marketplace	Virginia Beach, VA	1998	37,804	95.2%	702,488	19.51	20.61
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0%	683,550	13.95	13.95
Dick's at Town Center	Virginia Beach, VA	2002	100,804	83.3%	798,000	9.50	7.79
249 Central Park Retail	Virginia Beach, VA[8]	2004	91,171	96.2%	2,447,620	27.92	27.58
Studio 56 Retail	Virginia Beach, VA	2007	11,600	84.8%	371,200	37.75	19.03
Commerce Street Retail[9]	Virginia Beach, VA	2008	19,173	100.0%	797,090	41.57	36.92
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961	100.0%	996,181	27.70	39.48
South Retail[24]	Virginia Beach, VA	2002	38,763	83.6%	621,240	19.17	25.18
Subtotal / Weighted Avg Retail Portfolio not Subject to Ground Leases[10]			**1,092,311**	**93.4%**	**$17,024,862**	**$16.70**	**$16.65**
Retail Properties Subject to Ground Lease							
Bermuda Crossroads[11]	Chester, VA	2001	[13]	100.0%	163,350		
Broad Creek Shopping Center[12]	Norfolk, VA	1997-2001	[14]	100.0%	579,188		
Hanbury Village[11]	Chesapeake, VA	2006-2009	[15]	100.0%	1,067,598		
North Point Center[11]	Durham, NC	1998-2009	[16]	100.0%	1,055,125		
Tyre Neck Harris Teeter[12]	Portsmouth, VA	2011	[17]	100.0%	508,134		
Subtotal / Weighted Avg Retail Portfolio Subject to Ground Leases				**100.0%**	**$3,373,396**		
Total / Weighted Avg Retail Portfolio			**1,092,311** [18]	**93.4%**	**$20,398,257**	**$16.70**	**$16.65**
Total / Weighted Average Retail and Office Portfolio			**2,042,681**	**94.3%**	**$45,144,190**	**$21.68**	**$22.27**

Property	Location	Year Built	Units[19]	% Leased[2]	Annualized Base Rent[20]	Average Monthly Base Rent per Leased Unit[21]
Multifamily						
Smith's Landing[22]	Blacksburg, VA	2009	284	99.6%	$3,430,260	$1,010.09
The Cosmopolitan	Virginia Beach, VA	2006	342	89.8%	6,735,707	1,574.26
Total / Weighted Avg Multifamily Portfolio			**626**	**94.2%**	**$10,165,967**	**$1,303.65**

ARMADA HOFFLER PROPERTIES

16

Stabilized Portfolio Summary Footnotes

1)The net rentable square footage for each of our office properties is the sum of (a) the square footages of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. The net rentable square footage for each of our retail properties is the sum of (a) the square footages of existing leases, plus (b) for available space, the field verified square footage.

2)Percentage leased for each of our office and retail properties is calculated as (a) square footage under executed leases as of March 31, 2014, divided by (b) net rentable square feet, expressed as a percentage. Percentage leased for our multifamily properties is calculated as (a) total units occupied as of March 31, 2014, divided by (b) total units available, expressed as a percentage.

3)For the properties in our office and retail portfolios, annualized base rent is calculated by multiplying (a) base rental payments for executed leases as of March 31, 2014 (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. Annualized base rent per leased square foot is calculated by dividing (a) annualized base rent, by (b) square footage under commenced leases as of March 31, 2014. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

4)Average net effective annual base rent per leased square foot represents (a) the contractual base rent for leases in place as of March 31, 2014, calculated on a straight-line basis to amortize free rent periods and abatements, but without regard to tenant improvement allowances and leasing commissions, divided by (b) square footage under commenced leases as of March 31, 2014.

5)As of March 31, 2014, the Company occupied 16,151 square feet at this property at an annualized base rent of $446,172, or $29.40 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation. In addition, effective March 1, 2013, the Company sublease approximately 5,000 square feet of space from a tenant at this property.

6)This property is subject to a triple net lease pursuant to which the tenant pays operating expenses, insurance and real estate taxes.

7)Includes square footage and annualized base rent pursuant to leases for space occupied by us.

8)As of March 31, 2014, the Company occupied 8,995 square feet at this property at an annualized base rent of $278,965, or $31.01 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation.

9)Includes $31,200 of annualized base rent pursuant to a rooftop lease.

10)Reflects square footage and annualized base rent pursuant to leases for space occupied by AHH.

11)For this ground lease, the Company own the land and the tenant owns the improvements thereto. The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.

12)The Company lease the land underlying this property from the owner of the land pursuant to a ground lease. The Company re-lease the land to our tenant under a separate ground lease pursuant to which our tenant owns the improvements on the land.

13)Tenants collectively lease approximately 139,356 square feet of land from us pursuant to ground leases.

14)Tenants collectively lease approximately 299,170 square feet of land from us pursuant to ground leases.

15)Tenants collectively lease approximately 105,988 square feet of land from us pursuant to ground leases.

16)Tenants collectively lease approximately 1,443,985 square feet of land from us pursuant to ground leases.

17)Tenant leases approximately 200,073 square feet of land from us pursuant to a ground lease.

18)The total square footage of our retail portfolio excludes the square footage of land subject to ground leases.

19)Units represent the total number of apartment units available for rent at March 31, 2014.

20)For the properties in our multifamily portfolio, annualized base rent is calculated by multiplying (a) base rental payments for the month ended March 31, 2014 by (b) 12.

21)Average monthly base rent per leased unit represents the average monthly rent for all leased units for the month ended March 31, 2014.

22)The Company lease the land underlying this property from the owner of the land pursuant to a ground lease.

23)The annualized base rent for The Cosmopolitan includes $936,143 of annualized rent from 15 retail leases at the property.

24)As of March 31, 2014, The Company occupied 2,908 square feet at this property at an annualized base rent of $12,000, or $4.13 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us and is eliminated from our revenues in consolidation.

ARMADA HOFFLER

PROPERTIES

Development Pipeline

$ in thousands

Identified Development Pipeline

Office/Retail	Location	Estimated Square Footage[1]	Estimated Cost[1]	Cost Incurred through 3/31/2014	Schedule: Start	Schedule: Anchor Tenant Occupancy	Schedule: Stabilized Operation	AHH Ownership %[1]	Property Type	%leased	Anchor Tenants
4525 Main Street[2]	Virginia Beach, VA	234,000 [3]	$50,000	$32,000	1Q13	3Q14	1Q16	100%	Office	46%	Clark Nexsen, Development Authority of Virginia Beach[3], Anthropology[8]
Sandbridge Commons	Virginia Beach, VA	70,000	13,000	6,000	4Q13	1Q15	2Q16	100%	Retail	66%	Harris Teeter
Brooks Crossing	Newport News, VA	36,000	8,000	1,200	3Q14	3Q15	3Q15	65%	Office	0%	Huntington Ingalls[4]
Greentree Shopping Center[5]	Chesapeake, VA	18,000	6,000	3,000	4Q13	4Q14	3Q16	100%	Retail	40%	Wawa
		358,000	77,000	42,200							

Multifamily	Location	Estimated Apartment Units[1]	Estimated Cost[1]	Cost Incurred through 3/31/2014	Schedule: Start	Schedule: Initial Occupancy	Schedule: Complete[1]	Schedule: Stabilized Operation	AHH Ownership %
Encore Apartments[2]	Virginia Beach, VA	286	$34,000	$17,000	1Q13	3Q14	4Q15	1Q16	100%
Whetstone Apartments	Durham, NC	203	28,000	13,000	2Q13	3Q14	3Q15	1Q16	100%
Liberty Apartments[6]	Newport News, VA	197	30,700	30,700	-	-	1Q14	3Q15	100%
		686	92,700	60,700					

Next Generation Pipeline

Office/Retail	Location	Estimated Square Footage[1]	Estimated Cost[1]	Cost Incurred through 3/31/2014	Schedule: Start	Schedule: Anchor Tenant Occupancy	Schedule: Stabilized Operation	AHH Ownership %[1]	Property Type	%leased	Anchor Tenants
Oceaneering	Chesapeake, VA	155,000	$26,000	$6,000	4Q13	1Q15	1Q15	100%	Office	100%	Oceaneering
Commonwealth of Virginia - Chesapeake	Chesapeake, VA	36,000	7,000	200	2Q14	1Q15	1Q15	100%	Office	100%	Commonwealth of Virginia
Commonwealth of Virginia - Virginia Beach	Virginia Beach, VA	11,000	3,000	-	2Q14	1Q15	1Q15	100%	Office	100%	Commonwealth of Virginia
Lightfoot Marketplace	Williamsburg, VA	88,000	24,000	500	3Q14	1Q16	2Q17	70%[7]	Retail	60%	Harris Teeter
		290,000	60,000	6,700							
	Total		$229,700	$109,600							

(1) Represents estimates that may change as the development process proceeds
(2) This property will be located within the Virginia Beach Town Center
(3) Approximately 83,000 square feet is leased to Clark Nexsen, an architectural firm and approximately 23,000 square feet is leased to the Development Authority of Virginia Beach
(4) The principal tenant lease has not been signed as of the date of this supplemental information
(5) AHH has completed the sale of a pad ready site to Wal-Mart adjacent to Greentree Shopping Center
(6) Reflects purchase price of the acquisition, which occurred in 1Q14
(7) AHH earns a preferred return on equity prior to any distributions to JV partners
(8) Executed lease with retail anchor

ARMADA HOFFLER PROPERTIES

18

Construction Business Summary

$ in thousands

Location

Total Contract Value

Work in Place as of 3/31/2014

Backlog

Estimated Date of Completion

Projects Greater than $5.0M

Exelon Baltimore, MD $164,662 $3,634 $161,028 1Q 2016

Hyatt Place Baltimore / Inner Harbor Hotel Baltimore, MD 24,943 6,470 18,473 3Q 2014

City of Suffolk Municipal Center Suffolk, VA 24,708 17,995 6,713 2Q 2015

Main Street Parking Garage(1) Virginia Beach, VA 17,780 15,319 2,461 3Q 2014

Sub Total 232,094 43,418 188,675

Projects Less than $5.0M 81,409 76,767 4,643

Total $313,503 $120,185 $193,318

Gross Profit Summary

Q1 2014

(Unaudited)

Revenue $19,234

Expense (17,985)

Gross Profit $1,249

(1) Related party contracts

ARMADA HOFFLER

PROPERTIES

Operating Results & Property-

Type Segment Analysis

ARMADA HOFFLER

PROPERTIES

Same Store NOI by Segment

(Reconciliation to GAAP located in appendix pg. 43)

$ in thousands

Three months ended 3/31

2014 2013 $ Change % Change

Office(1)

(Unaudited)

Revenue $6,549 $6,486 $63 1%

Expenses 2,131 1,946 185 10%

Net Operating Income 4,418 4,540 (122) -3%

Retail(2)

Revenue 5,228 5,005 223 4%

Expenses 1,687 1,680 7 0%

Net Operating Income 3,541 3,325 216 6%

Multi Family(3)

Revenue 1,816 1,907 (91) -5%

Expenses 831 815 16 2%

Net Operating Income 985 1,092 (107) -10%

Same Store Net Operating Income (NOI), GAAP basis $8,944 $8,957 ($13) 0%

Net effect of straight-line rents (387) (215) (172) 80%

Amortization of lease incentives and above (below) market rents 186 196 (10) -5%

Same store portfolio NOI, cash basis $8,743 $8,938 ($195) -2%

Cash Basis:

Office 3,925 4,209 (284) -7%

Retail 3,830 3,631 199 5%

Multifamily 988 1,098 (110) -10%

$8,743 $8,938 ($195) -2%

GAAP Basis:

Office 4,418 4,540 (122) -3%

Retail 3,541 3,325 216 6%

Multifamily 985 1,092 (107) -10%

$8,944 $8,957 ($13) 0%

(1) No assets excluded

(2) Bermuda Crossroads excluded

(3) Smith’s Landing and Liberty Apartments excluded

ARMADA HOFFLER

PROPERTIES

Top 10 Tenants by Annual Base Rent

As of March 31, 2014

Office Portfolio

Tenant	Number of Leases	Number of Properties	Property(ies)	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Williams Mullen	3	2	Armada Hoffler Tower, Richmond Tower	3/19/2026	$7,374,020	29.8%	13.3%
Sentara Medical Group	1	1	Sentara Williamsburg	3/31/2023	1,006,140	4.1%	1.8%
Troutman Sanders LLP	1	1	Armada Hoffler Tower	8/24/2022	990,151	4.0%	1.8%
Cherry Bekaert & Holland	3	3	Armada Hoffler Tower, Richmond Tower, Oyster Point	9/20/2022	942,900	3.8%	1.7%
GSA	1	1	Oyster Point	4/26/2017	870,047	3.5%	1.6%
Pender & Coward	2	1	Armada Hoffler Tower	5/31/2030	818,985	3.3%	1.5%
The Art Institute	1	1	Two Columbus	12/31/2019	787,226	3.2%	1.4%
Kimley- Horn	1	1	Two Columbus	12/31/2018	685,863	2.8%	1.2%
Hampton University	2	1	Armada Hoffler Tower	5/3/2023	629,935	2.5%	1.1%
Hankins & Anderson	1	1	Armada Hoffler Tower	4/30/2022	572,601	2.3%	1.0%
Top 10 Total					**$14,677,867**	**59.3%**	**26.5%**

Retail Portfolio

Tenant	Number of Leases	Number of Properties	Property(ies)	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Home Depot	2	2	Broad Creek Shopping Center, North Point Center	12/3/2019	$2,032,600	10.0%	3.7%
Harris Teeter	2	2	Tyre Neck Harris Teeter, Hanbury Village	10/16/2028	1,430,001	7.0%	2.6%
Food Lion	3	3	Broad Creek Shopping Center, Bermuda Crossroads, Gainsborough Square	3/19/2020	1,282,568	6.3%	2.3%
Dick's Sporting Goods	1	1	Dick's at Town Center	1/31/2020	798,000	3.9%	1.4%
Regal Cinemas	1	1	Harrisonburg Regal	4/23/2019	683,550	3.4%	1.2%
PetsMart	2	2	Broad Creek Shopping Center, North Point Center	7/21/2018	618,704	3.0%	1.1%
Kroger	1	1	North Point Center	8/31/2018	552,864	2.7%	1.0%
Yard House	1	1	Commerce Street Retail	11/30/2023	538,000	2.6%	1.0%
Rite Aid	2	2	Gainsborough Square, Parkway Marketplace	5/29/2019	484,193	2.4%	0.9%
Walgreens	1	1	Hanbury Village	12/31/2083	447,564	2.2%	0.8%
Top 10 Total					**$8,868,044**	**43.5%**	**16.0%**

ARMADA HOFFLER PROPERTIES

22

Office Lease Summary

Renewal Lease Summary(1)

GAAP

Cash

Quarter

Number of Leases Signed

Net rentable SF Signed

Leases Expiring

Net rentable SF Expiring

Contractual Rent per SF

Prior Rent per SF

Annual Change in Rent per SF

Contractual Rent per SF

Prior Rent per SF

Annual Change in Rent per SF

Weighted Average Lease Term

TI, LC, & Incentives

TI, LC, & Incentives per SF

1st Quarter 2014

1

25,506

2

5,430

$32.28

$26.66

$5.63

$29.95

$29.25

$0.70

10.00

$1,315,127

$51.56

4th Quarter 2013

5

45,677

4

5,112

26.74

25.27

1.47

23.58

27.97

(4.39)

11.34

1,927,309

42.19

3rd Quarter 2013

5

16,289

4

30,038

29.18

26.76

2.42

28.26

27.92

0.33

6.79

60,809

3.73

2nd Quarter 2013

6

29,725

4

16,635

22.86

23.14

(0.28)

21.81

24.20

(2.39)

5.68

481,389

16.19

New Lease Summary(1)

Quarter

Number of Leases Signed

Net rentable SF Signed

Contractual Rent per SF

Weighted Average Lease Term

TI, LC, & Incentives

TI, LC, & Incentives per SF

1st Quarter 2014

2

5,430

$24.12

1.00

$5,239

$0.96

4th Quarter 2013

4

18,381

23.56

10.34

577,382

31.41

3rd Quarter 2013

1

1,142

29.50

5.00

3,577

3.13

2nd Quarter 2013

2

4,046

26.77

5.00

165,628

40.94

(1) Excludes leases for space occupied by AHH.

ARMADA HOFFLER

PROPERTIES

Office Lease Expirations

Year of Lease Expiration

Number of Leases Expiring

Square Footage of Leases Expiring

% Portfolio Net Rentable Square Feet

Annualized Base Rent

% of Portfolio Annualized Base Rent

Annualized Base Rent per Leased Square Foot

Available

-

43,596

4.6%

$0

-

$0.00

2014

10

45,776

4.8%

1,277,380

5.2%

27.91

2015

11

35,957

3.8%

792,098

3.2%

22.03

2016

10

33,481

3.5%

792,784

3.2%

23.68

2017

5

65,186

6.9%

1,572,403

6.4%

24.12

2018

16

156,166

16.4%

4,211,488

17.0%

26.97

2019

6

71,512

7.5%

1,641,580

6.6%

22.96

2020

3

25,283

2.7%

772,781

3.1%

30.57

2021

4

41,363

4.4%

946,930

3.8%

22.89

2022

4

81,129

8.5%

2,270,814

9.2%

27.99

2023

4

105,160

11.1%

2,319,039

9.4%

22.05

Thereafter

7

245,761

25.9%

8,148,637

32.9%

33.16

Total / Weighted Average

80

950,370

100.0%

$24,745,933

100.0%

$27.29

35.0%

32.9%

30.0%

25.0%

20.0%

17.0%

15.0%

9.2%

9.4%

10.0%

6.4%

6.6%

5.2%

5.0%

3.2%

3.2%

3.1%

3.8%

0.0%

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Thereafter

ARMADA HOFFLER

PROPERTIES

Retail Lease Summary

Renewal Lease Summary(1)

GAAP

Cash

Quarter

Number of Leases Signed

Net rentable SF Signed

Leases Expiring

Net rentable SF Expiring

Contractual Rent per SF

Prior Rent per SF

Annual Change in Rent per SF

Contractual Rent per SF

Prior Rent per SF

Annual Change in Rent per SF

Weighted Average Lease Term

TI, LC, & Incentives

TI, LC, & Incentives per SF

1st Quarter 2014

5

23,857

3

6,540

$20.84

$20.41

$0.43

$21.18

$21.82

($0.64)

4.55

$63,339

$2.65

4th Quarter 2013

7

37,733

6

7,928

13.82

13.49

0.33

13.79

14.12

(0.33)

4.70

40,540

1.07

3rd Quarter 2013

6

24,506

3

3,648

24.26

25.11

(0.85)

23.55

28.34

(4.79)

5.67

227,766

9.29

2nd Quarter 2013

6

26,345

3

7,728

17.02

17.40

(0.37)

16.50

18.03

(1.53)

4.12

-

-

New Lease Summary(1)

Quarter

Number of Leases Signed

Net rentable SF Signed

Contractual Rent per SF

Weighted Average Lease Term

TI, LC, & Incentives

TI, LC, & Incentives per SF

1st Quarter 2014

1

3,160

$16.25

$10.50

$126,558

$40.05

4th Quarter 2013

2

3,270

18.67

5.06

75,884

23.21

3rd Quarter 2013

-

-

-

-

-

-

2nd Quarter 2013

6

20,037

11.59

5.34

433,101

21.62

(1) Excludes leases from space occupied by AHH

ARMADA HOFFLER

PROPERTIES

Retail Lease Expiration

Year of Lease Expiration

Number of Leases Expiring

Square Footage of Leases Expiring

% Portfolio Net Rentable Square Feet

Annualized Base Rent

% of Portfolio Annualized Base Rent

Annualized Base Rent per Leased Square Foot

Available

-

72,603

6.6%

$0

-

$0.00

2014

14

23,711

2.2%

418,056

2.5%

17.63

2015

19

65,030

6.0%

1,357,952

8.0%

20.88

2016

21

61,469

5.6%

1,442,928

8.5%

23.47

2017

21

139,345

12.8%

1,970,406

11.6%

14.14

2018

19

120,295

11.0%

1,736,312

10.2%

14.43

2019

17

299,541

27.4%

4,303,255

25.3%

14.37

2020

6

132,094

12.1%

1,647,180

9.7%

12.47

2021

5

25,204

2.3%

740,832

4.4%

29.39

2022

5

79,588

7.3%

1,151,218

6.8%

14.46

2023

5

27,625

2.5%

869,930

5.1%

31.49

Thereafter

7

45,806

4.2%

1,386,792

8.1%

30.28

Total / Weighted Average

139

1,092,311

100.0%

$17,024,862

100.0%

$16.70

30.0%

25.3%

25.0%

20.0%

15.0%

11.6%

10.2%

9.7%

10.0%

8.0%

8.5%

8.1%

6.8%

4.4%

5.1%

5.0%

2.5%

0.0%

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Thereafter

ARMADA HOFFLER

PROPERTIES

Historical Occupancy

Occupancy - All Properties as of

Sector

3/31/2014

12/31/2013

9/30/2013

6/30/2013

3/31/2013

Office (1)

95.4%

95.2%

93.4%

93.4%

93.9%

Retail (1)

93.4%

93.4%

93.6%

94.6%

93.9%

Multifamily(2)

94.2%

94.2%

92.7%

91.2%

93.3%

Weighted Average(3)

94.5%

94.4%

93.3%

93.5%

93.8%

(1) Office and retail occupancy based on leased square feet as a % of respective total

(2) Multifamily occupancy based on occupied units as a % of respective total

(3) Total occupancy weighted by annualized base rent

ARMADA HOFFLER

PROPERTIES

Multifamily Occupancy

Occupancy Summary - Smiths Landing (284 available units)

Quarter Ended

Number of Units Occupied

Percentage Occupied(1)

Annualized Base Rent(2)

Average Monthly Rent per Occupied Unit

3/31/2014

283

99.6%

$3,430,260

$1,010

12/31/2013

282

99.3%

3,382,380

1,000

9/30/2013

284

100.0%

3,427,980

1,006

6/30/2013

264

93.0%

3,163,164

998

3/31/2013

284

100.0%

3,395,184

996

Occupancy Summary - The Cosmopolitan (342 available units)

Quarter Ended

Number of Units Occupied

Percentage Occupied(1)

Annualized Base Rent(2)(4)

Average Monthly Rent per Occupied Unit(3)

3/31/2014

307

89.8%

$5,799,564

$1,574

12/31/2013

308

90.1%

5,721,144

1,548

9/30/2013

296

86.5%

5,506,764

1,550

6/30/2013

307

89.9%

5,818,908

1,580

3/31/2013

300

87.7%

5,490,864

1,525

(1) Total units occupied as of each respective date

(2) Annualized base rent is calculated by multiplying (a) contractual rent due from our tenants for the last month of the respective quarter by (b) 12

(3) Average Monthly Rent per Occupied Unit is calculated as (a) annualized base rent divided by (b) the number of occupied units as of the end of the respective date.

(4) Excludes annualized base rent from retail leases

ARMADA HOFFLER

PROPERTIES

Appendix - Understanding AHH

ARMADA HOFFLER

PROPERTIES

Understanding AHH – Corporate Overview

Armada Hoffler Properties, Inc. is a full-service real estate investment trust (REIT) and property company that develops, builds, owns and manages institutional grade office, retail and multifamily properties in the Mid-Atlantic U.S. The Company also provides general construction and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions of the U.S. Armada Hoffler Properties was founded in 1979 and is headquartered in Virginia Beach, VA.

Diversified portfolio consisting of Office, Retail and Multifamily properties

Institutional grade portfolio focused on the Mid-Atlantic region

35 year corporate track record with senior leadership team averaging more than 20 years with the company

Market Cap of ~$330 million as of 3/31/14

Management and previous partners own in excess of 40% of the company through limited partnership units in the operating partnership

Current Portfolio & Development Pipeline Previous Construction or Development Projects

ARMADA HOFFLER

PROPERTIES

Understanding AHH –

Differentiation Provides Value Creation

1. Advantages of Core Stabilized Portfolio:

– Consistent cash flow

– High occupancy

– Stable same store metrics

2. Advantages of Wholesale Development Pipeline Engine:

– Equity creation

– Asset base growth

3. Advantages of Construction Company:

– Stable earnings and value creation

– Reduces risk in selecting/executing development opportunities

– Brand recognition in new markets

Development Engine

ARMADA HOFFLER

PROPERTIES

Stable Portfolio

Construction Business

Sum of the Parts Leads to Valuation

ARMADA HOFFLER

PROPERTIES

Business Segmentation Overview

Definition

Characteristics

Valuation

Stabilized Portfolio

Includes stabilized

office, retail, and

multifamily real estate

(defined as the earlier of

80% occupancy or the

13th full quarter after

CO)

Consistent cash flow

Traditional real estate valuation, NAV/Cap Rates

High occupancy

Stable same store metrics

Development Pipeline

Real estate assets in development or ramping towards stabilization

Value creation

Equity Creation

Asset base growth

Construction Business

3rd party construction business

Stable earnings and value creation

Reduces risk in selecting/executing development opportunities

Multiples analysis

Brand recognition in new markets

ARMADA HOFFLER

PROPERTIES

Components of NAV

Stabilized Portfolio NOI x Market Cap Rate = Stabilized Portfolio Value

+

Development Value Creation x Appropriate Discount Rate = Equity Value

+

Operating Company Income x Market Multiple = Operating Company Value

+

Other Assets

–

Liabilities

NAV

See Pages 34-37 for Further Information Regarding the Components of NAV

ARMADA HOFFLER

PROPERTIES

1) Understanding AHH –Stabilized Portfolio

(Reconciliation to GAAP located in appendix pg. 44) $ in thousands

Cash NOI

Three months

ended 3/31/2014

Annualized

(Unaudited)

Diversified Portfolio

Office

$2,055

$8,220

Retail

2,999

11,996

Multifamily (1)

623

2,492

Total Diversified Portfolio NOI

$5,677

$22,708

Virginia Beach Town Center

Office(2)

$2,007

$8,028

Retail (2)

1,251

5,004

Multifamily

988

3,952

Total Virginia Beach Town Center NOI

$4,246

$16,984

Total Stabilized Portfolio NOI

$9,923

$39,692

(1) Excludes Liberty Apartments

(2) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes totaling ~$210K per quarter

ARMADA HOFFLER

PROPERTIES

2) Understanding AHH –Identified & Next Generation Pipeline

$ in thousands, unaudited

Note: The data below reflects the Company’s current estimates and projections, which may change as a result of various factors. The Company can make no assurances that the estimates and projections below will actually be realized.

Estimated Cost

Estimated Stabilized NOI

Estimated Return on Cost

Projected Value Spread

The Company’s Estimated Equity Creation

The Company’s Est. Equity Creation Excluding JV Ownership

Identified Pipeline $139,000 $11,400 8.20% 125bp $24,995 $23,903

Next Generation Pipeline 150,000 12,400 8.27% 150bp 33,251 33,251

Liberty Apartments 30,700(1) 2,000 6.51% -

Estimated Stabilized Value/Weighted Average $319,700 $25,800 8.24% $58,246 $57,154

Greater than $57M in Equity Creation – 3 to 4 Years

(1) Purchase price

ARMADA HOFFLER

PROPERTIES

3) Understanding AHH – 3rd Party Construction

$ in thousands

Gross Profit - metric to use when evaluating the profitability and valuation of the general contracting & real estate services segment

Gross Profit Summary

Q1 2014

(Unaudited)

Revenue $19,234

Expense (17,985)

Gross Profit $1,249

Construction Company - Ongoing Profitable Business with Intrinsic Value

ARMADA HOFFLER

PROPERTIES

4) NAV Component Data

$ in thousands

Stabilized Portfolio NOI (Cash)

Annualized three months ended

3/31/2014

Diversified Portfolio

Office $8,220

Retail 11,996

Multifamily 2,492

Total Diversified Portfolio NOI (pg. 34) $22,708

Virginia Beach Town Center

Office(1) $8,028

Retail (1) 5,004

Multifamily 3,952

Total Virginia Beach Town Center NOI (pg. 34) $16,984

Stabilized Portfolio NOI (Cash) $39,692

Other Assets

As of 3/31/2014

Other Assets

Cash and Cash Equivalents $13,444

Restricted Cash 2,754

Accounts Receivable 18,884

Construction receivables, including retentions 12,736

Other Assets 25,799

Total Other Assets $73,617

Development Pipeline

Development Investment as of 3/31/2014 $78,536

The Company’s Estimated Equity Creation - 3-4 years (pg. 35) 58,246

$136,782

Operating Companies

Outlook

3/31/2014

General Contracting and Real Estate Services per $4,000

Company 2014 parameters (pg. 7)

Liabilities & Share Count

As of 3/31/2014

Liabilities

Mortgages and notes payable $317,271

Accounts payable and accrued liabilities 7,158

Construction payables, including retentions 27,047

Other Liabilities 16,264

Total Liabilities $367,740

Share Count

Weighted Average Common Shares Outstanding 19,193

Weighted Average Operating Partnership (“OP”) Units Outstanding 13,632

Total Weighted Average Common shares and OP units outstanding 32,825

(1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes totaling ~$210K per quarter

ARMADA HOFFLER

PROPERTIES

Appendix –

Definitions & Reconciliations

ARMADA HOFFLER

PROPERTIES

Definitions

Net Operating Income:

We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). For our office, retail and multifamily segments, NOI excludes general contracting and real estate services expenses, depreciation and amortization, general and administrative expenses, and impairment charges. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, net operating income should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. (Reconciliation to GAAP located in appendix pg. 45)

Funds From Operations:

We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.

FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

ARMADA HOFFLER

PROPERTIES

Definitions

Core Funds From Operations:

We calculate Core Funds From Operations (“Core FFO”) as FFO calculated in accordance with the standards established by NAREIT, adjusted for losses on debt extinguishments, non-cash stock compensation and impairment charges. Such items are non-recurring or non-cash in nature. Our calculation of Core FFO also excludes acquisition costs and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy.

Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Core FFO differs from NAREIT’s definition of FFO. Other equity REITs may not calculate Core FFO in the same manner as us, and, accordingly, our Core FFO may not be comparable to other REITs’ Core FFO.

Adjusted Funds From Operations:

We calculate Adjusted Funds From Operations (“AFFO”) as Core FFO, (i) excluding the impact of tenant improvement and leasing commission costs, capital expenditures, the amortization of deferred financing fees, derivative (income) loss, the net effect of straight-line rents and the amortization of lease incentives and net above (below) market rents and (ii) adding back the impact of development pipeline projects that are still in lease-up and government development grants that are not included in FFO.

Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

ARMADA HOFFLER

PROPERTIES

Definitions

EBITDA:

We calculate EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes and depreciation and amortization. Management believes EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results.

Core EBITDA:

We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, non-recurring or extraordinary gains (losses), early extinguishment of debt, derivative (income) losses, acquisition costs and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs.

Core Debt:

We calculate Core Debt as our total debt, excluding any construction loans associated with our development pipeline.

Same Store Portfolio:

We define same store properties as including those properties that were owned and operated for the entirety of the period being presented and excluding properties that were in lease-up during the period present. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

ARMADA HOFFLER

PROPERTIES

Same Store vs. Non-Same Store Properties

	Comparison of Three Months Ended March 31, 2014 to 2013	
	Same Store	Non-Same Store
Office Properties		
Armada Hoffler Tower	X	
One Columbus	X	
Two Columbus	X	
Virginia Natural Gas	X	
Richmond Tower	X	
Oyster Point	X	
Sentara Williamsburg	X	
Retail Properties		
Bermuda Crossroads		X
Broad Creek Shopping Center	X	
Courthouse 7-Eleven	X	
Gainsborough Square	X	
Hanbury Village	X	
North Point Center	X	
Parkway Marketplace	X	
Harrisonburg Regal	X	
Dick's at Town Center	X	
249 Central Park Retail	X	
Studio 56 Retail	X	
Commerce Street Retail	X	
Fountain Plaza Retail	X	
South Retail	X	
Tyre Neck Harris Teeter	X	
Multifamily		
Smith's Landing		X
The Cosmopolitan	X	
Liberty Apartments		X

ARMADA HOFFLER PROPERTIES

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Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands

Three months ended 3/31

2014

2013

Office Same Store

Rental revenues (1) $6,549 $6,486

Property expenses 2,131 1,946

NOI 4,418 4,540

Non-Same Store NOI - -

Segment NOI $4,418 $4,540

Retail Same Store(2)

Rental revenues $5,228 $5,005

Property expenses 1,687 1,680

NOI 3,541 3,325

Non-Same Store NOI 404 -

Segment NOI $3,945 $3,325

Multifamily Same Store(3)

Rental revenues $1,816 $1,907

Property expenses 831 815

NOI 985 1,092

Non-Same Store NOI 526 -

Segment NOI 1,511 1,092

Total Segment Portfolio NOI $9,874 $8,957

No assets excluded

Bermuda Crossroads excluded

Smith’s Landing and Liberty Apartments excluded

ARMADA HOFFLER

PROPERTIES

Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands

Three months ended 3/31/2014

Diversified Portfolio

Office

Retail

Multifamily

Total

Cash NOI $2,055 $2,999 $623 $5,677

Net effect of straight-line rents 248 (106) (13) 129

Amortization of lease incentives and (above) below market rents (13) 39 (14) 12

GAAP NOI $2,290 $2,932 $596 $5,818

Town Center of Virginia Beach

Office

Retail

Multifamily

Total

Cash NOI $2,007 $1,251 $988 $4,246

Net effect of straight-line rents 287 (22) (3) 262

Amortization of lease incentives and (above) below market rents (26) (146) - (172)

Elimination of AHH rent (140) (70) - (210)

GAAP NOI $2,128 $1,013 $985 $4,126

GAAP NOI

Office

Retail

Multifamily

Total

Diversified Portfolio $2,290 $2,932 $596 $5,818

Town Center of Virginia Beach 2,128 1,013 985 4,126

Unstabilized Properties - - (70) (70)

Total Segment Portfolio GAAP NOI $4,418 $3,945 $1,511 $9,874

ARMADA HOFFLER

PROPERTIES

Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands

Three months ended 3/31/2014

Office

Retail

Multifamily

Total Rental Properties

General Contracting & Real Estate Services

Total

Segment revenues $6,549 $5,770 $2,874 $15,193 $19,234 $34,427

Segment expenses 2,131 1,825 1,363 5,319 17,985 23,304

Net operating income $4,418 $3,945 $1,511 $9,874 $1,249 $11,123

Depreciation and amortization (3,969)

General and administrative expenses (2,046)

Interest expense (2,565)

Other income (expense) 112

Income tax provision (149)

Net income $2,506

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PROPERTIES

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